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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 12, 2005
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


            NEBRASKA                   001-12951               47-0366193
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


               2407 WEST 24TH STREET, KEARNEY, NEBRASKA 68845-4915 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491

           -----------------------------------------------------------
               (Former name, former address and former fiscal year
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


ITEM 2.02 Results of Operations and Financial Condition

ITEM 9.01(c) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2005, The Buckle, Inc. announced financial results for its first quarter ended April 30, 2005. The full text of the press release is furnished as
Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.


ITEM 9.01(c). FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release Dated May 12, 2005




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Buckle, Inc.

Date:  May 12, 2005                By: /s/ KAREN B. RHOADS
                                   -----------------------
                                           Name:  Karen B. Rhoads
                                           Title:  Vice President of Finance,
                                           Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated May 12, 2005